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                                                                   Exhibit 10.11

                        WIDERTHAN STOCK OPTION AGREEMENT

This Stock Option Agreement (this "Agreement") is entered into as of June 28, 2005, by and between WiderThan Co., Ltd. (the "Company") and [___________] (the "Grantee").

                                    RECITALS

A. On June 28, 2005, the shareholders of the Company adopted a special resolution authorizing the granting of the Option (as defined below) at the general meeting of the shareholders of the Company (the "Special Resolution") in accordance with Article 340-2 of the Commercial Code of Korea (the "Commercial Code").

B. Pursuant to the Special Resolution, the Company has determined that the Grantee be granted an option, upon the terms and the conditions herein.

NOW, THEREFORE, the parties agree as follows.

                                    AGREEMENT

ARTICLE 1 (OPTION GRANT AND TYPES AND NUMBER OF OPTION SHARES)

Subject to the terms and conditions herein, the Company hereby grants to the Grantee an option (the "Option") to purchase [_____] shares of the Company's common stock in registered form (the "Option Shares") at the Exercise Price (as defined in Article 4). The Option is granted to the Grantee to provide an incentive and reward to the Grantee's services to the Company.

ARTICLE 2 (OPTION EXERCISE METHOD)

Subject to the terms and condition herein, upon exercise of the Option by the Grantee, the Company shall issue to the Grantee the Option Shares in the form of new shares of the Company's common stock, or transfer to the Grantee a number of existing shares of the Company's common stock acquired by the Company equal to the Option Shares, as determined by the resolution of the board of directors of the Company.

ARTICLE 3 (GRANT DATE)

The Option is granted on June 28, 2005 (the "Grant Date").

ARTICLE 4 (EXERCISE PRICE)

Upon exercise of the Option, the Grantee shall pay the Company 8,560 Korean won per share (the "Exercise Price").

ARTICLE 4B (EXERCISE METHOD AND PROCEDURES)

1. No later than 90 days prior to the beginning of the Exercise Period, the Company shall:

     (1) ensure that the Stock Option Regulations (as defined in Article 4B.5 below)


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

          provide for up to date instructions on payment of the Exercise Price upon exercise of the Options, including the name of the Company's transfer agent and the payment procedure and method; and

     (2) apply for central deposit of securities with the Korea Securities Depository (the "KSD"), if such application has not been made.

2. In order to exercise all or part of the Option for all or part of the Option Shares, the Grantee shall send to the Company an exercise notice, substantially in the form attached hereto as Exhibit A (the "Exercise Notice"), and shall submit payment of the applicable Exercise Price amount in accordance with the method and procedure provided in the Stock Option Regulations.

3. The Company shall use its best efforts to, as soon as reasonably practicable following the receipt of payment of the applicable Exercise Price amount from the Grantee:

     (1) issue to the Grantee or cause the Company's transfer agent, to issue to the Grantee the Option Shares in the form of new shares of the Company's common stock, or transfer to the Grantee a number of existing shares of the Company's common stock acquired by the Company equal to the Option Shares, as determined by the resolution of the board of directors of the Company;

     (2) register the Grantee as a shareholder in the Company's shareholder registry;

     (3) provide to the Company's transfer agent, (i) written notice informing the detail of the issuance of the Option Shares pursuant to the exercise of the Option under this Agreement and the name of the Grantee, and (ii) a copy of the commercial registry extract of the Company recording the issuance of such Option Shares;

     (4) deposit, or cause the Company's transfer agent, to deposit such Option Shares in the Grantee's securities account at a Korean brokerage firm either in physical or book-entry form; and

     (5) request that the Company's transfer agent provide written confirmation back to the Grantee via fax or e-mail that such deposit of the Option Shares with the Korean brokerage firm has been made.

4. If the Company has American Depositary Shares ("ADSs") or any other similar securities representing the Company's capital stock listed on NASDAQ, the NYSE or any other similar non-Korean public stock exchange (each, a "Non-Korean Stock Exchange"), at the time of the exercise of the Option, the Grantee shall then instruct his or her Korean brokerage firm to deposit the Option Shares with the KSD, as custodian for the ADS Depositary, using an instruction letter substantially in the form attached hereto as Exhibit B, in accordance with the applicable Korean law.

5. Additional procedures for the exercise of the Option may be separately set forth in the Stock Option Regulations of the Company, as may be adopted and amended from time to time by the Company (the "Stock Option Regulations"); provided, however, that should there be any discrepancy or difference between the provisions of this Agreement and the Stock Option Regulations, the terms of this Agreement shall prevail.

ARTICLE 5 (ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF OPTION SHARES)

1. If any of the following events occur at any time after the Grant Date but before the


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     full exercise of the Option, the number of the Option Shares and the
     Exercise Price shall be adjusted as follows:

     (1) In the event of a capital increase for consideration (rights issue) or a conversion of reserves into capital (bonus issue), the Exercise Price shall be adjusted according to the following formula:

Adjusted = Exercise Price x (Total Number + (Number   x Issue Price))
Exercise   prior to         (of Issued      (of Newly   per Share  ))
  Price    Adjustment       (Outstanding    (Issued     -----------))
                            (Shares         (Shares          FMV   ))
                            -----------------------------------------
                                     New Fully Diluted Shares

               WHEREAS,

               "FMV" shall mean (i) in case that the shares of the Company are listed on the Stock Exchange, the closing price of the common stock of the Company on the day immediately preceding the date of occurrence of the relevant event as reported on the relevant Stock Exchange, provided, that if the shares of the Company are listed on both the Korea Stock Exchange (or the KOSDAQ) and the other Stock Exchange, the closing price available on the Korea Stock Exchange (or the KOSDAQ) shall prevail and be used as the FMV, or (ii) in case that the shares of the Company are not listed, the fair market value of the equity interest of the common stock of the Company determined, as at the date of occurrence of the relevant event, by the board of directors of the Company.

          "New Fully Diluted Shares" shall mean the sum of the total number of issued and outstanding shares immediately prior to adjustment, plus the number of newly issued shares in the case of a new share issuance or minus the number of redeemed, retired or cancelled shares in the case of redemption, retiring or cancellation of shares.

          For the purpose of the foregoing adjustment, stock dividends shall be deemed as a rights issue at par value. Notwithstanding the foregoing adjustment, the adjusted Exercise Price shall not be less than the par value and shall not exceed the Exercise Price prior to the adjustment.

     (2) In the event of a bonus issue, including a conversion of reserves into capital and stock dividends, the number of the Option Shares shall be adjusted according to the following formula:

Adjusted Option =      Option Share   x   New Fully
     Shares            prior to           Diluted
                       Adjustment         Shares
                  --------------------------------------
                  Total Number of Issued and Outstanding
                  Shares immediately prior to Adjustment

     (3) In the event of a stock split, the number of Option Shares shall be increased in proportion to such increase in the aggregate number of shares of the Company's common stock, and the Exercise Price per share shall be proportionately decreased so that the aggregate Exercise Price shall remain unchanged.


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     (4)  In the event of a consolidation of shares, the number of Option Shares shall be decreased in proportion to such decrease in the aggregate number of shares of the Company's common stock, and the Exercise Price per share shall be proportionately increased so that the aggregate Exercise Price shall remain unchanged.

     (5) If the total number of issued and outstanding shares of the Company decreases through a capital reduction from redemption, retirement or cancellation of shares, the number of the Option Shares shall be decreased in proportion to such decrease in the aggregate number of issued and outstanding shares of the Company, and the Exercise Price shall be adjusted according to the following formula:

Adjusted  = Exercise Price x (Total Number - (Number of  x Consideration))
Exercise    prior to         (of Issued      (Redeemed,    per Share    ))
Price       Adjustment       (Outstanding    (Retired or   -------------))
                             (Shares         (Cancelled         FMV     ))
                                             (Shares                    ))
                             ---------------------------------------------
                                        New Fully Diluted Shares

          Notwithstanding the foregoing adjustment, the adjusted Exercise Price pursuant to the foregoing formula shall be not less than the par value of the common stock of the Company.

     (6) In the event of an issuance of convertible bonds or bonds with the warrants, if the conversion price of such convertible bonds or the exercise price of such warrants at the time of issuance of such convertible bonds or bonds with the warrants is less than the Exercise Price at the time of issuance of such convertible bonds or bonds with the warrants, as the case may be, the Exercise Price shall be adjusted according to the formula set forth in Article 5.1(1) above on the assumption that the convertible bonds or the warrants have been fully converted or exercised. Notwithstanding the foregoing adjustment, the adjusted Exercise Price shall not be less than the par value and shall not exceed the Exercise Price prior to the adjustment.

2. If the propensity to dividend (as defined as a dividend amount divided by the net income) exceeds 50% and the dividend rate (as defined as a dividend amount per share divided by the par value per share) exceeds 20%, the Exercise Price shall be adjusted according to the following formula:

Adjusted = Exercise Price x         (Total Amount - Amount     )
Exercise   prior to                 (of Equity      Exceeding  )
Price      Adjustment               (Capital        the 50%    )
                                    (immediately    Propensity )
                                    (prior to       to Dividend)
                                    (Dividend                  )
                            ------------------------------------------
                            Total Amount of Equity Capital immediately
                                         prior to Dividend

     Provided, that the total amount of equity capital shall be used from the figures in the audited financial statements by a certified public accountant.

3. In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing entity, or in case of any sale or conveyance to another entity of all or substantially all property of the Company, or in case of any statutory exchange of securities by the Company with


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     another entity (including any exchange effected in connection with a merger of a third entity into the Company) or in case of any comprehensive stock swap or comprehensive stock transfer of the shares of the Company pursuant to the Commercial Code (any of the foregoing, a "Sale Transaction"):

     (1) with respect to the portion of the Option that is unvested as of the date of the Company's shareholders approval on such Sale Transaction, the Company shall, to the extent permitted under Korean law, ensure that, as a condition of such Sale Transaction, the Grantee shall have the right thereafter to receive ("Right"), upon the exercise of the Right, the net value of securities or cash which the Grantee would have owned or have been entitled to receive upon the basis and upon the terms and conditions specified herein had such unvested Option been vested and exercised immediately prior to the date of the Company's shareholders approval on such Sale Transaction. In any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article 5.3(1) with respect to the Right of the Grantee to the end that the provisions set forth in this Article 5.3(1) shall thereafter correspondingly be made applicable, as nearly as they may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Right. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Right to be responsible for all of the agreements and obligations of the Company hereunder, including an obligation to deliver a new option agreement to the Grantee (upon surrender of this Agreement) with respect to the portion of the Option that is unvested as of the date of the Company's shareholders approval on the Sale Transaction. Such Right shall have the same basic other terms and conditions as the Option evidenced hereby; and

     (2) with respect to the portion of the Option that is vested as of the date of the Company's shareholders approval on such Sale Transaction, the Company shall use best efforts to cause an acquiring company to fully assume the rights and obligations hereof with regard to such vested Option. In the event that such acquiring company refuses to assume the rights and obligations hereof, the Company shall notify the Grantee of such refusal and Grantee may (but not obliged to) exercise such vested Option at any time prior to the completion of such Sale Transaction. The Grantee hereby agrees and acknowledges that an unexercised portion of such vested Option prior to the completion of such Sale Transaction shall be forfeited.

4. If there occurs any of the events in Articles 5.1, 5.2, and 5.3, the adjustment pursuant to Articles 5.1, 5.2, and 5.3 shall be made automatically without further action. Immediately upon any such adjustment, the Company shall notify the Grantee thereof.

ARTICLE 6 (VESTING AND EXERCISE PERIOD)

1. Unless cancelled or terminated earlier as provided herein, the Option with respect to one hundred percent (100%) of the Option Shares shall vest on the 2nd anniversary of the Grant Date ("Ordinary Vesting"). Notwithstanding the foregoing, if the Company completes, within two (2) years from the Grant Date, its initial public offering of its stock at 22,000 Korean won or more for listing on Korea Stock Exchange (or the KOSDAQ) or at 22 United States dollars or more for listing on a Non-Korean Stock Exchange, the Option with respect to seventy-five percent (75%) of the Option Shares shall vest on the 2nd anniversary of the Grant Date, and the Option with respect to the remaining twenty-five percent (25%) of the Option Shares shall vest on the 3rd anniversary of the Grant Date ("IPO Vesting"). Unless otherwise provided herein, all portions of the Option that have vested shall be


                                                                               5

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     exercisable in whole or in part at any time and from time to time, during a period from the date of vesting until the 7th anniversary of the Grant Date (the "Exercise Period"); except that, in the event that the Grantee becomes no longer employed by the Company, such Grantee's vested Options shall remain exercisable only until the earlier of (a) the date that is 6 months following the date the employee becomes no longer employed by the Company and (b) the end of the Exercise Period.

2. Except as otherwise provided in this Agreement, no portion of the Option shall be exercisable after the expiration of the Exercise Period.

3. In the event that the Grantee's employment is terminated for any reason prior to the 2nd anniversary of the Grant Date, all Options shall terminate immediately upon such separation of employment in accordance with the applicable law.

4. Notwithstanding the provision of Article 6.3, in the event that the Grantee's employment with the Company is terminated after the 1st anniversary of the Grant Date but prior to the 2nd anniversary of the Grant Date, by reason of the Grantee's death or attainment of mandatory retirement age, or by the Company without cause or for any reason other than the Grantee's fault

     (1) in the case of the application of Ordinary Vesting, to the extent permitted by applicable Korean law, the number of the Option Shares shall be adjusted according to the following formula: Adjusted Number of the Option Shares = 100% of the Option Shares x (Number of Days of Grantee's Employment after the Grant Date) / 730); or

     (2) in the case of the application of IPO Vesting, to the extent permitted by applicable Korean law, the number of the Option Shares shall be adjusted according to the following formula: Adjusted Number of the Option Shares = 75% of the Option Shares x (Number of Days of Grantee's Employment after the Grant Date / 730).

     In case of this Article 6.4, vested Options (as adjusted with respect to the Option Shares pursuant to the foregoing formula) shall only become be exercisable beginning from the 2nd anniversary of the Grant Date, and vested Options shall remain exercisable until the later of (a) the date that is 6 months following the date the employee becomes no longer employed by the Company and (b) the date that is one (1) month following the 2nd anniversary of the Grant Date.

5. Notwithstanding the provision of Article 6.3, in the case of the application of IPO Vesting only, if the Grantee's employment with the Company is terminated after the 2nd anniversary of the Grant Date but prior to the 3rd anniversary of the Grant Date, by reason of the Grantee's death or attainment of mandatory retirement age, or by the Company without cause or for any reason other than the Grantee's fault, to the extent permitted by applicable Korean law, the number of the Option Shares shall be adjusted according to the following formula: Adjusted Number of the Option Shares = 75% of the Option Shares + (25% of the Option Shares x {Number of Days of Grantee's Employment after the Grant Date - 730} / 365). In case of this
     Article 6.5, notwithstanding any provision to the contrary hereunder, the vesting of the Option (as adjusted with respect to the Option Shares pursuant to the foregoing formula) shall accelerate immediately following such date of termination of the employment, and vested Option shall be exercisable only within six (6) months from the date of termination of the employment.


                                                                               6

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ARTICLE 7 (METHOD OF AND PROCEDURES FOR EXERCISE)

1. Subject to the terms and conditions herein, the Grantee may exercise any portion of the Option that has vested at any time during the Exercise Period; provided, however, that the total number of times that the Grantee can exercise the Option during any calendar year shall not exceed 6 times per year.

2. Any other procedures for the exercise of the Option shall be separately set forth in the Stock Option Regulations of the Company, as may be adopted and amended from time to time by the Company (the "Stock Option Regulations"); provided, however, that should there be any discrepancy or difference between the provisions of this Agreement and the Stock Option Regulations, the terms of this Agreement shall prevail.

ARTICLE 8 (EFFECT OF EXERCISE OF OPTION)

If the Option is exercised during the period in which the entry in the shareholders registry is prohibited, the Option Shares issued or otherwise obtained by such exercise shall not have the voting rights at the shareholders' meeting during such prohibition period.

ARTICLE 9 (RESTRICTIONS ON TRANSFER AND ENCUMBRANCE)

The Grantee may not transfer any portion of the Option to any third party or encumber any interest of the Option in favor of a third party; provided, however, that, if the Grantee dies and has not fully exercised the Option, such unexercised portion of the Option may be transferred to and exercisable by the Grantee's heirs by inheritance.

ARTICLE 10 (CANCELLATION OF OPTION)

1. The Company may cancel the Option at any time after the date hereof, to the extent not theretofore exercised or terminated, by a resolution of the board of directors of the Company in the event that the Grantee inflicts material damages or losses on the Company due to the willful misconduct or gross negligence of the Grantee. In addition, the Company may cancel the Option after the date hereof, to the extent not theretofore exercised or terminated, by a resolution of the board of directors of the Company, during any such time as any of the Grantee's virtual stock options issued pursuant to Ztango, Inc. 2004 Virtual Stock Option Plan are outstanding or have been reissued.

2. The cancellation of the Option pursuant to Article 10.1 shall be made by a resolution of the board of directors of the Company. If the board of directors of the Company adopts a resolution for cancellation of the Option, the Company shall immediately notify the Grantee thereof.

3.   If the Grantee initiates a lawsuit disputing the occurrence of any case in
     Article 10.1 or the effect of cancellation of the Option by the board of directors of the Company and the court's decision is final in favor of the Grantee with no possibility of appeal ("Final Decision"), the resolution of cancellation adopted by the board of directors shall be invalidated retroactively from the date of such cancellation. Notwithstanding any provision to the contrary hereunder, if a Final Decision is made by the court in favor of the Grantee after 6 years and 11 months from the Grant Date, the Option shall be exercisable for one month from such Final Decision.

4. If a lawsuit seeking the dismissal of the Grantee or disputing the effect of the


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     resolution of the shareholders' meeting for the appointment of the Grantee as a director or the statutory auditor (in case that the Grantee is a director or the statutory auditor of the Company) is initiated, the Grantee may not exercise the Option until the court's final and irrevocable decision of such lawsuit. Upon the court's final and irrevocable decision affirming the dismissal of the Grantee, the Option shall be cancelled. Upon the court's final and irrevocable decision canceling the resolution of the shareholders' meeting for the appointment of the Grantee as a director or the statutory auditor (including the court decision of invalidation or non-existence), the Option shall be deemed to have not been granted and shall be of no effect. Notwithstanding any provision to the contrary hereunder, if a Final Decision is made by the court in favor of the Grantee after 6 years and 11 months from the Grant Date, the Option shall be exercisable for one month from such Final Decision.

ARTICLE 11 (MATTERS NOT SPECIFIED)

Matters not specifically provided herein shall be determined by the agreement between the parties hereto in accordance with the relevant laws, the articles of incorporation of the Company, and the Stock Option Regulations.

ARTICLE 12 (OTHER OBLIGATIONS OF THE COMPANY)

1. In order to enable the Grantee to deposit the Option Shares to be received upon exercise of the Option under this Agreement into the unrestricted American depositary facility (the "ADS facility") maintained by the Company, the Company shall, at least ninety (90) days prior to the beginning of the Exercise Period (as defined herein), file a registration statement on Form S-8 registering the Option and the Option Shares to be issued pursuant to the exercise of the Option with the United States Securities and Exchange Commission and to use best efforts to have such registration be declared effective.

2. Beginning from the date upon which the Company lists its capital stock (or ADSs or other similar securities) on a stock exchange and for the remaining duration of the Exercise Period, the Company shall make provision such that the ADS facility (or other similar facility created for the purpose of liquidity) is large enough and structured such that all of the Option Shares may be included therein, including, for example, the giving of consent to the depositary bank under the ADS facility to ensure that the Grantee's deposit of shares into such ADS facility is accepted by the depositary bank.

3. The Company shall take reasonable actions to assist Grantee in exercising the Option and converting the Option Shares into the shares to be deposited into the ADS facility, including without limitation, opening Korean brokerage account and bank accounts in Korean won or US dollar currency; provided, that the Grantee provides the Company with all relevant documents and materials for the Company's assistance. For the avoidance of doubt, the Grantee shall bear any and all costs related to the foregoing, including without limitation, the issuance cost and maintenance fee of the shares to be deposited into the ADS facility.

ARTICLE 13 (AMENDMENT)

This Agreement may not be amended or modified, except by a written instrument signed by both the Company and the Grantee. Notwithstanding the foregoing, the Company may, by resolution of its shareholders or the board of directors, as applicable and necessary, amend, modify or terminate this Agreement, without the consent of the Grantee but upon notice to the Grantee, in order necessary to comply with a change in Korean, U.S. or other applicable law;

provided, however, that no such amendment, modification or termination shall adversely affect the economic benefits granted to the Grantee under this Agreement unless a separate provision is made such that the economic benefits of the Option hereunder are substantially preserved in a different fashion.

ARTICLE 14 (GOVERNING LAW AND JURISDICTION)

1. This Agreement shall be governed by and interpreted in accordance with the laws of the Republic of Korea without reference to its conflicts of law principles. Each party hereby submits to the exclusive jurisdiction of the court having jurisdiction over the head office of the Company, and waives any right to claim that any such court is an inconvenient forum.

2. In the event that any legal action arising from this Agreement shall be adjudicated in favor of the Grantee, the Company shall pay, or reimburse (as applicable), the reasonable expenses and fees, including reasonable attorney's fees, of Grantee incurred in connection with enforcement of the provisions of this Agreement.

ARTICLE 15 (LANGUAGE)

This Agreement shall be executed in the English language, and the English version of this Agreement shall prevail over any other version in a different language.

ARTICLE 16 (COUNTERPARTS)

This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Company and by the Grantee on the day and year first above written.

                                        Date:
                                              ----------------------------------


Signed:                                 Signed:
        ----------------------------            --------------------------------

Sangjun Park                            [_________]
Representative Director, WiderThan
Co., Ltd.
                                        Address:
                                                 -------------------------------

                                        Resident Registration No. or Passport
                                        Number (Country):
                                                          ----------------------

                                    EXHIBIT A

                               WIDERTHAN CO., LTD.
                          STOCK OPTION EXERCISE NOTICE

WiderThan Co., Ltd.
17F, K1 Reit Building
463 3-GA Chungjeong-Ro, Seodaemun-Gu
Seoul 120-709
Korea
Attn: [____________________________]

Dear Sir/Madam:

     1. Exercise of Option. Effective as of today, _________________, 200__, I ___________________________ ("Grantee"), hereby elect to exercise my option to purchase ___________ shares of the Common Stock (the "Shares") of WiderThan Co., Ltd. (the "Company") under and pursuant to the WiderThan Stock Option Agreement dated as of June 28, 2005 (the "Option Agreement").

     2. Delivery of Payment. Grantee herewith delivers to the Company cash (which shall include payment by check, bank draft or money order payable to the order of the Company) or has already sent a wire transfer to the bank account set forth in Section _____ of the Option Agreement.

     3. Account for Deposit of Option Shares. I maintain my Korean brokerage account with _________________________________[name of brokerage firm] and my account number is __________________________ [account number] (my "Korean Brokerage Account"). In accordance with Section 5.3 of the Option Agreement, please deposit, or cause the transfer agent of the Company to transfer, the Option Shares into my Korean Brokerage Account within 24 hours of having received my payment for the Option Shares.

                                        Submitted by:

                                        GRANTEE:


                                        ----------------------------------------

                                        Printed Name:
                                                      --------------------------
                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT B

                               WIDERTHAN CO., LTD.

                      INSTRUCTIONS TO DEPOSIT OPTION SHARES
                                INTO ADS FACILITY

[Name of Grantee's Korean brokerage firm]
[Address of firm]
Seoul
Korea
Attn: [____________________________]

     Re: Account Number ____________________ (my "Korean Brokerage Account")

Dear Sir/Madam:

     1. Exercise of Option. Effective as of today, _________________, 200__, I ___________________________ ("Grantee"), elected to exercise my option to purchase ___________ shares of the Common Stock (the "Shares") of WiderThan Co., Ltd. (the "Company") under and pursuant to the WiderThan Stock Option Agreement dated as of June 28, 2005 (the "Option Agreement").

     2. Deposit of Shares. The Company has informed me that it has deposited the Shares into my Korean Brokerage Account.

     3. Transfer of Shares to KSD. At this time, I now request that you transfer the Shares to the Korean Depositary Bank to the account of JP Morgan Chase Bank, as ADS Depositary (the "Depositary"). To do this, please fax this form to:

          KSD, International Equity-Linked Securities Team
          Attention: BK Go / Do Hyun Nam
          Tel: 822-3774-3125 / 822-3774-3457
          Fax: 822-3774-3433 / 822-3774-3434 / 822-3774-3435

     4. Supporting Documents. In support of this transfer request, I submit herewith the following documents:

          (1)  Copy of completed Stock Option Exercise Notice

          (2) Copy of my passport or Korean National ID (with name and passport/ID number clearly visible)

     5. Personal Trading Account in US. Please inform the Depositary to deposit the ADSs representing the Shares into the following account:

          Name of Institution: _______________________

          DTC Number: _______________

          Account Name: _____________

          Account Number: ___________

                                        Submitted by:

                                        GRANTEE:


                                        ----------------------------------------

                                        Printed Name:
                                                      --------------------------
                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


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